Exhibit 10.1

                              VOTING AGREEMENT


               VOTING AGREEMENT, dated as of August 13, 2000 (this "Agreement") among The News Corporation Limited, a South Australian corporation ("Buyer"), News Publishing Australia Limited, a Delaware corporation and a subsidiary of Buyer ("Acquisition Sub"), and Chris-Craft Industries, Inc., a Delaware corporation (the "Company").

               WHEREAS, Buyer, Acquisition Sub and the Company have, simultaneously with the execution of this Agreement, entered into an Agreement and Plan of Merger, dated as of August 13, 2000 (the "Chris-Craft Merger Agreement") pursuant to which, among other things, the Company and Acquisition Sub shall merge (the "Company Merger");

               WHEREAS, simultaneously with the execution and delivery of this Agreement and the Chris-Craft Merger Agreement, Buyer and Acquisition Sub are entering into an Agreement and Plan of Merger with BHC Communications, Inc. ("BHC"), a Delaware corporation and a direct subsidiary of the Company (the BHC Merger Agreement"; capitalized terms used and not defined herein shall have the respective meanings assigned to them in the BHC Merger Agreement), providing for the merger of BHC and Acquisition Sub upon the terms and subject to the conditions set forth in the BHC Merger Agreement (the "BHC Merger");

               WHEREAS, simultaneously with the execution and delivery of this Agreement, Buyer and Acquisition Sub are entering into an Agreement and Plan of Merger with United Television, Inc. ("UTV"), a Delaware corporation and an indirect subsidiary of the Company (the "UTV Merger Agreement" and, together with the BHC Merger Agreement, the "Subsidiary Merger Agreements"), providing for the merger of UTV and Acquisition Sub upon the terms and subject to the conditions set forth in the UTV Merger Agreement (the "UTV Merger" and, together with the BHC Merger, the "Subsidiary Mergers");

               WHEREAS, as a condition to the willingness of Buyer and Acquisition Sub to enter into the Chris-Craft Merger Agreement and the Subsidiary Merger Agreements (collectively, the "Merger Agreements"), Buyer has requested that the Company agree to and, in order to induce Buyer to enter into the Merger Agreements, the Company is willing to agree to, vote in favor of adopting the BHC Merger Agreement and approving the BHC Merger, upon the terms and subject to the conditions set forth herein; and

               WHEREAS, as of the date hereof, the Company owns of record and beneficially, is the beneficial owner, or has the power to vote or direct the voting, of 10,000 shares of Class A common stock, par value $.01 per share, of BHC (the "Class A Common Stock"), and 18,000,000 shares of Class B common stock, par value $.01 per share, of BHC (the "Class B Common Stock" and together with the Class A Common Stock, the "BHC Common Stock"; such shares, together with any shares of Class A Common Stock or Class B Common Stock directly or indirectly acquired by the Company (whether by acquisition or by other means, such as a stock split, stock dividend, reorganization, recapitalization or other reclassification, merger, exchange or distribution) or any shares to which the Company has or hereinafter acquires voting power prior to the termination of this Agreement, being referred to herein as the "Shares").

               NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein and in the Merger Agreements, and intending to be legally bound hereby, the parties hereby agree as follows:


                                 ARTICLE I

                              VOTING OF SHARES

               SECTION 1.01 Voting Agreement. (a) The Company hereby agrees to appear, or cause the holder of record of the Shares on any applicable record date (the "Record Holder") to appear, for the purpose of obtaining a quorum at any annual or special meeting of stockholders of BHC and at any adjournment thereof at which matters relating to the BHC Merger or the BHC Merger Agreement are considered.

               (b) The Company hereby further agrees to vote, or cause the Record Holder to vote, in person or by proxy, all the Shares or other equity securities of BHC with voting rights which are owned by the Company, or with respect to which the Company has or shares voting power or control (including all of the Shares or other equity securities of BHC which may, or with respect to which voting power or control may, hereafter be acquired by the Company) at any annual or special meeting of stockholders of BHC and at any adjournment thereof, or pursuant to any action by written consent, in which matters relating to the BHC Merger, the BHC Merger Agreement, any Competing Transaction or any Superior Proposal are considered:

                      (i) in favor of the adoption of the BHC Merger Agreement and the approval of the BHC Merger;

                      (ii) against any action, proposal or agreement that could be reasonably expected to (a) result in a breach in any material respect of any covenant, representation or warranty or any other obligation of the Company under this Agreement or the BHC Merger Agreement, (b) materially impede, interfere with, delay, postpone or adversely affect the BHC Merger or (c) result in a failure to fulfill any one of the conditions to the BHC Merger Agreement; and

                      (iii) against any Competing Transaction or Superior Proposal.

               SECTION 1.02 No Ownership Interest. Nothing contained in this Agreement will be deemed to vest in Buyer or Acquisition Sub any direct or indirect ownership or incidence of ownership of or with respect to, or any interest in, any Shares. All rights, ownership and economic benefits of and relating to the Shares will remain and belong to the Company, and neither Buyer nor Acquisition Sub will have any authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of BHC or exercise any power or authority to direct the Company in the voting or control of any of its Shares, except as otherwise provided herein or in the BHC Merger Agreement, or the performance of the Company's duties or responsibilities as a stockholder of BHC.

               SECTION 1.03 Evaluation of Investment. The Company is capable of evaluating the merits and risks of its investment in Buyer as a result of the Merger Agreements and has the capacity to protect its own interest in making its investment in Buyer. The Company (a) is acquiring Buyer Shares to be issued to it pursuant to the Merger Agreements solely for its own account for investment purposes and not with a view to the distribution thereof, (b) is a sophisticated investor with knowledge and experience in business and financial matters, (c) has received certain information concerning Buyer and the BHC Merger, including, but not limited to the BHC Merger Agreement, and has had the opportunity to obtain additional information as desired in order to evaluate the merits and the risks inherent in holding the Buyer Shares, (d) is able to bear the economic risk inherent in holding the Buyer Shares and (e) is an Accredited Investor. As used herein "Securities Act" means the Securities Act of 1933, as amended, and "Accredited Investor" has the meaning set forth in Regulation D promulgated under the Securities Act.

               SECTION 1.04 No Inconsistent Agreements. The Company hereby represents, warrants and covenants that, other than in connection with the Company Merger, the Subsidiary Mergers, this Agreement, the Merger Agreements and the transactions contemplated hereby and thereby, the Company (a) has not entered, and will not enter, into any agreement with respect to the voting of the Shares and (b) has not granted, and will not grant, any proxy or power of attorney which is inconsistent with this Agreement.


                                 ARTICLE II

                          COVENANTS OF THE COMPANY

               SECTION 2.01 No Disposition or Encumbrance of Shares. (a) The Company hereby covenants and agrees that, other than in connection with the Company Merger, the Subsidiary Mergers, this Agreement, the Merger Agreements and the transactions contemplated hereby and thereby, the Company shall not, directly or indirectly, offer or otherwise agree to sell, assign, transfer, exchange, or dispose of, or create or permit to exist any security interest, lien, claim, pledge, option, right of first refusal, agreement, proxy, limitation on the Company's voting rights, charge or other encumbrance of any nature whatsoever with respect to the Shares, to or for the benefit of or in favor of any other person ("Transferee") without the prior written consent of Buyer, unless the Transferee unconditionally agrees in writing to be bound by the terms of this Agreement with respect to such Shares.

               (b) The Company hereby agrees and consents to the entry of stop transfer instructions by BHC against the transfer of any Shares inconsistent with the terms of Section 2.01(a) hereof.

               SECTION 2.02 No Solicitation. From the date hereof until the termination of this Agreement, the Company shall not, directly or indirectly, through any officer, director, agent or otherwise, initiate, solicit or knowingly encourage (including by way of furnishing non-public information), or take any other action knowingly to facilitate, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transaction, or enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain a Competing Transaction, or agree to or endorse any Competing Transaction, or authorize any of the officers, directors or employees of the Company or any investment banker, financial advisor, attorney, accountant or other agent or representative of the Company to take any such action, and the Company shall notify Buyer as promptly as practicable of all of the relevant material details relating to all inquiries and proposals which the Company or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other agent or representative may receive relating to any of such matters; provided, however, that nothing contained herein shall restrict or limit in any way any officer or director of the Company from acting in its capacity as such or preclude or restrict in any way such officer or director from taking any such actions as are permitted by the BHC Merger Agreement.


                                ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to Buyer as follows:

               SECTION 3.01 Authority Relative to This Agreement. The Company has all necessary power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Company, and this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

               SECTION 3.02 No Conflict. The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, (a) conflict with or violate the Restated Certificate of Incorporation or By-laws (or equivalent organizational documents) of (i) the Company or (ii) any of its subsidiaries, (b) assuming any consents, approvals and authorizations necessary to enter into this Agreement have been received, and any condition precedent to such consent, approval, authorization or waiver has been satisfied, conflict with or violate any Laws applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected or (c) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on, any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which the Company or the Shares owned by it are bound or affected, except for any such conflicts, violations, breaches, defaults or other occurrences of the type referred to above which would not have an adverse effect on the valid performance by the Company of its obligations hereunder and would not prevent or materially delay the consummation of the transactions contemplated hereby.

               SECTION 3.03 Title to the Shares. As of the date hereof, the Company owns of record and beneficially, is the beneficial owner and has the sole power to vote or direct the voting, of 10,000 shares of Class A Common Stock and 18,000,000 shares of Class B Common Stock. Except as provided in the Certificate of Incorporation of BHC and other than in connection with the Company Merger, the Subsidiary Mergers, this Agreement, the Merger Agreement and the transactions contemplated hereby and thereby,
(i) the Shares held by the Company are owned free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on the Company's voting rights, charges and other encumbrances of any nature whatsoever and (ii) the Company has not appointed or granted any proxy, which appointment or grant remains effective, with respect to any Shares.


                                 ARTICLE IV

                               MISCELLANEOUS

               SECTION 4.01 Termination. This Agreement will terminate upon the earlier to occur of (a) the termination of the BHC Merger Agreement in accordance with its terms and (b) the Effective Time. Upon such termination, no party will have any further obligations or liabilities hereunder, provided that no such termination will relieve any party from liability for any breach of this Agreement prior to such termination.

               SECTION 4.02 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

               SECTION 4.03 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by facsimile, by courier service or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this
Section 4.03):

               (a)    if to the Company:

                      Chris-Craft Industries, Inc.
                      767 Fifth Avenue
                      New York, New York 10153
                      Telecopier No.:  (212) 759-7653
                      Attention:  General Counsel

               with copies to:

                      Skadden, Arps, Slate, Meagher & Flom LLP
                      Four Times Square
                      New York, New York 10036-6522
                      Telecopier No.:  (212) 735-2000
                     Attention: Lou R. Kling, Esq. and
                                   Howard L. Ellin, Esq

               (b)    if to Buyer:

                      The News Corporation Limited
                      1211 Avenue of the Americas
                      New York, New York  10036
                      Telecopier:  (212) 768-2029
                      Attention:  Arthur M. Siskind, Esq.
                      Senior Executive Vice President and Group General Counsel

               with copies to:

                      Squadron, Ellenoff, Plesent & Sheinfeld LLP
                      551 Fifth Avenue
                      New York, New York  10176
                      Telecopier No.:  (212) 697-6686
                      Attention:  Jeffrey W. Rubin, Esq.


               SECTION 4.04 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.


               SECTION 4.05 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in an way the meaning or interpretation of this Agreement.

               SECTION 4.06 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

               SECTION 4.07 Entire Agreement. This Agreement, the Merger Agreements (including the exhibits and disclosure schedules thereto which are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein) and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

               SECTION 4.08 Assignment. This Agreement shall not be assigned by the Company; provided, however, that the Company may assign this Agreement to a Transferee in accordance with Section 2.01(a) hereof. Buyer shall not assign this Agreement, other than to a subsidiary of Buyer; provided that no such assignment shall relieve Buyer of any of its obligations hereunder.

               SECTION 4.09 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

               SECTION 4.10 Amendment. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto.

               SECTION 4.11 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

               SECTION 4.12 Consent to Jurisdiction. (a) Each of Buyer and the Company hereby irrevocably submits to the exclusive jurisdiction of the courts of the State of Delaware and to the jurisdiction of the United States District Court for the State of Delaware, for the purpose of any action or proceeding arising out of or relating to this Agreement, and each of Buyer and the Company hereby irrevocably agrees that all claims in respect to such action or proceeding may be heard and determined exclusively in any Delaware state or federal court. Each of Buyer and the Company agrees that a final judgment in any action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

               (b) Each of Buyer and the Company irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party. Nothing in this Section 4.12 shall affect the right of any party to serve legal process in any other manner permitted by law.

               SECTION 4.13 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

               SECTION 4.14 Further Assurances. Buyer and the Company will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

               SECTION 4.15 WAIVER OF JURY TRIAL. EACH OF BUYER AND THE COMPANY HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF BUYER OR THE COMPANY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

                 [Remainder of this page left intentionally blank]

               IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed as of the date first above written.


                                       THE NEWS
                                       CORPORATION LIMITED


                                       By:  /s/ Arthur M. Siskind
                                           -------------------------
                                           Name: Arthur M. Siskind
                                           Title:   Director


                                       NEWS PUBLISHING
                                       AUSTRALIA LIMITED


                                       By:   /s/ Paula Wardynski
                                           -------------------------
                                           Name: Paula Wardynski
                                           Title:   Vice President


                                       CHRIS-CRAFT INDUSTRIES, INC.


                                       By:   /s/ Herbert J. Siegel
                                           -------------------------
                                           Name: Herbert J. Siegel
                                           Title:   President and Chairman